LightPath Technologies, Inc. 8-K

Exhibit 99.1

L IGHT P ATH T ECHNOLOGIES , I NC . (NASDAQ: LPTH) A NNUAL M EETING JANUARY 2016

Leaders in optical and infrared solutions S AFE H ARBOR S TATEMENT This presentation contains forward - looking statements . All statements in this presentation, other than statements of historical facts, which address activities, events or developments that we expect or anticipate will or may occur in the future, including such things as future capital expenditures, growth, product development, sales, business strategy and other similar matters are forward - looking statements . These forward - looking statements are based largely on our current expectations and assumptions and are subject to a number of risks and uncertainties, many of which are beyond our control . Actual results could differ materially from the forward - looking statements set forth herein as a result of a number of factors, including, but not limited to, our products’ current state of development, the need for additional financing, competition in various aspects of its business and other risks described in this report and in our other reports on file with the Securities and Exchange Commission . In light of these risks and uncertainties, all of the forward - looking statements made herein are qualified by these cautionary statements and there can be no assurance that the actual results or developments anticipated by us will be realized . We undertake no obligation to update or revise any of the forward - looking statements contained in this presentation . NASDAQ: LPTH 2

Leaders in optical and infrared solutions LightPath Investor Update • 2015: Successful Implementation of Key Objectives – Diversified product portfolio – Technology and capacity investments continue – Financial results significantly improved • The Future: Sustaining Success – Managing light essential to optical systems growth – LightPath Objective: Grow faster than the overall optical components sector – Areas of growth: • Higher price point products; i.e. infrared and specialty products • Value add enhancements – Manage business with financial goals that exceed competition and are linked to compensation plans to drive success NASDAQ: LPTH 3

Leaders in optical and infrared solutions Company Product Lines NASDAQ: LPTH Molded Aspheric Lenses Molded Infrared Aspheric Lenses Fiber Optic Collimators Gradium Lenses 4 Mounted Lenses Specialty Products

Leaders in optical and infrared solutions Specialty Products – Select Applications NASDAQ: LPTH Typical Applications Medical Industrial Commercial Endoscopes Metal Fabrication Laser Projectors Precision Molded Optics – Select Applications Infrared Systems – Select Applications Police Fire Military

LightPath Capabilities

LightPath® TECHNOLOGIES

By June 2016 for the visible optical lens and infrared lens LightPath will be a fully integrated company providing innovative optical design on competitive low cost, high volume manufacturing platform.

Capabilities	Visible	Infrared
Innovative Optical Design Team	X	X
Glass Preform Manufacturing	X	X
Precision Mold Manufacturing	X	X
High Volume Molding Capacity	X	03/2016
Anti-Reflective Coatings	X	06/2016
Valued Added Services	X	X
Assembly	X	X
Optical Testing	X	01/2016
Complete Vertical Integration	X	06/2016

Leaders in optical and infrared solutions

6

NASDAQ: LPTH

Leaders in optical and infrared solutions LightPath Financial Performance ($000’s) 4Q 2015 FY 2015 1Q 2016 • Total Sales $4507 $13,662 $4190 • % Growth 45% 15% 61% • Strategic Sales - Infrared $ 471 $ 1220 $ 395 • % Growth 208% 172% 156% • Gross Margin % 47% 44% 54% • Operating Income $ 448 $ (261) $ 663 • Adjusted EBITDA* $ 622 $ 317 $ 669 • Cash on hand $ 1644 $ 1644 $ 2350 NASDAQ: LPTH 7 * Calculations exclude the effects of changes in value of warrants

Leaders in optical and infrared solutions The Future of Photonics NASDAQ: LPTH 8 The passive lens is the “semiconductor” of the optical system and is a small but essential part to the finished product. Optical Systems Components Passive & Subassemblies Passive Lens • Infrared Value $3.33 Billion • Non - Infrared $9.50 Billion • Growth Rate 7.2% • Value $1.25 Billion • Growth Rate 7.5% • Infrared Value $500 Million • Non - Infrared $300 Million • Growth Rate 8% *Source: LightPath internal estimates, Strategies Unlimited 2015, Maxtech International Commercial and Dual Use market survey (A pril 2015)

Leaders in optical and infrared solutions Market Data • Needham 2016 Outlook – Optical sets up for stronger year with accelerating growth – Optical 2016 a good year transitioning to two great years, 2017 and 2018 – Prefer Components vs Systems • Why? – Strong growth in Data Center Interconnect – Metro Core Market beginning transition to 100G/200G cycle – China factor • Rebounding and broadening demand • Orders jumped Q4CY15 and expect to continue 1HCY16 • China optical spending up 20% CY16 • 100G and Metro spending robust in China • LPTH customers doing well – Fabrinet – 20% growth 2016 – Lumentum (JDSU Spin off) 50% of optical product sold out – Oclaro – 50% of line capacity constrained – Neo - Photonics – strong order activity NASDAQ: LPTH 9

Leaders in optical and infrared solutions Growth Catalysts for 2015/2016 Base / Specialty Products Business • Optical Network Growth – Bandwidth Demand: Huawei of China, NeoPhotonics • Internet & Mobility: Mobile Device Growth, Video, Cloud Computing, M - 2 - M, Internet - of - Things • Adoption of Digital Technology for Video Distribution, Projectors, etc. • Industrial Tool Market: New Applications – 2D Scanner, Fiber Laser Apps, Medical Instruments Infrared Lens Business • Shift to Commercial Growth • Five Key Markets * Automotive * Surveillance * Low - end thermography * Sensors *IR Imaging in Smart Phones • Low Cost is the key • Molding is an Enabling Technology for Commercial Growth Opportunities NASDAQ: LPTH 10

Leaders in optical and infrared solutions Thermal Imaging Markets LightPath Confidential DO NOT DISTRIBUTE Building Inspection Surveillance/Security Fire Fighting Military/Paramilitary Building Automation Building Automation Automotive / AEB Smartphone Traditional 2000 Smart Building 2016 Automotive & Consumer 2020

LightPath® TECHNOLOGIES

Smart Building


THERMAL IMAGE SENSOR MARKET:
VOLUME
1400000
1200000
1000000
800000
600000
400000
200000
0
2011
2012
2013
2014
2015
2016
2017
2018
Home automation
Professional
Military

- Solution oriented; require low cost
- Sensing market; not imaging market
- CAGR ~30% in Volume, ~1Mu by 2018
- Technology competition

Smart Building 2016


500 W
People Counting
300 W

Building Automation



Building Automation

Leaders in optical and infrared solutions
LightPath Confidential – DO NOT DISTRIBUTE

Leaders in optical and infrared solutions Navigant Research: Advanced Building Sensor Market LightPath Confidential – DO NOT DISTRIBUTE Revenues associated with advanced sensors for smart buildings will grow from $313.2 million in 2013 to $3.7 billion by 2020, according to a study by Navigant Research .

Leaders in optical and infrared solutions Smart Home LightPath Confidential – DO NOT DISTRIBUTE Abnormal Hot Spots Health Check Security

Leaders in optical and infrared solutions Facility Management LightPath Confidential – DO NOT DISTRIBUTE HVAC & Lighting Monitoring Room Occupancy

Leaders in optical and infrared solutions LightPath Confidential – DO NOT DISTRIBUTE People Management Human Counting - Stadium Human Counting - Traffic

Leaders in optical and infrared solutions Vision Grow LightPath Technologies into an optical solution company that is a fully integrated manufacturer and supplier of visible and infrared optical components and sub - systems, based on world class optical design and manufacturing technology. NASDAQ: LPTH 17

Leaders in optical and infrared solutions Global Operating Strategy LightPath will accomplish this by: 1. Maintaining Strong Customer Focus. 2. Building a Leadership Position thru Investment and Organically Growing our Vertically Integrated I nfrared Molded Optical Sub - systems and Components. 3. Deepening Our Presence in Emerging Markets, in Particular China. 4. Continuing to Drive Operational Excellence and Asset Utilization. 5. Focusing on Cash Flow Generation. 6. Leveraging Our Leadership to Drive Organic Growth. 7. Driving Organizational Alignment to product groups. NASDAQ: LPTH 18

Leaders in optical and infrared solutions Linking Compensation To Performance • At Risk Compensation (ARC) • Revenue Growth • Strategic Revenue Growth • EBITDA Margin • ROA • Executives Investment: • CEO & Senior Staff Investing in LPTH • CEO will hold minimum of half annual salary • Senior Executives will hold minimum of one - third annual salary • Discretionary stock option grants issued at premium to market • Plan Provides • Competitive Compensation • Significant Incentives to Achieve plan goals • Retention of Executives NASDAQ: LPTH 19

Leaders in optical and infrared solutions Benchmarking our Progress Benchmarked several successful optics companies and determined key metric for measuring our progress. ROA selected as our benchmark metric. Growth ROA • Competitor A 5% 7% • Competitor B 3% 11% • Competitor C 6% 9% • Range 3 - 6% 7 - 11% • LightPath Objectives will exceed market performance! NASDAQ: LPTH 20

Leaders in optical and infrared solutions Operating Performance Objectives • Revenue Growth 12% to 16% • Strategic Revenue Growth 30+% • EBITDA Margin* 13% + • ROA Weighted* 12% to 15% *Calculations exclude the effects of changes in value of warrants NASDAQ: LPTH 21